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                                                                    Exhibit 23.3






              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We consent to the incorporation by reference in the registration statement of Chittenden Corporation on Form S-8 (File No. 333- ) of our report, dated January 21, 1997, on our audit of the consolidated financial statements of Vermont Financial Services Corp. for the year ended December 31, 1996, which report is included in its 1998 Annual Report on Form 10-K.




/s/ PricewaterhouseCoopers LLP

Hartford, Connecticut
June 21, 1999